Exhibit 99.1

Galectin Therapeutics

Corporate Summary

March 11, 2013

NASDAQ: GALT

www.galectintherapeutics.com

Forward Looking Statements

Galectin Therapeutics

This presentation contains, in addition to historical information, statements that look forward in time or that express management’s beliefs, expectations or hopes. Such statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These statements include our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval for any of our drugs or treatments, related market opportunities for our drugs, potential benefits of our drugs, estimates regarding cash and liquidity, and estimates regarding those impacted by NASH and liver fibrosis. Our plans, expectations and goals regarding drugs in development, clinical trials and regulatory approval are subject to factors beyond our control. Our clinical trials may not begin or produce positive results in a timely fashion, if at all, and any necessary changes during the course of such trials could prove time consuming and costly. We may have difficulty in enrolling candidates for testing and we may not be able to achieve the desired results. Upon receipt of regulatory approval for any drug or treatment, we may face competition with other drugs and treatments that are currently approved or those that are currently in development, which could have an adverse impact on our ability to achieve revenues from the approved indication. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Estimates regarding the potential benefits of our drugs and the potential market for any of our drugs may be inaccurate and, to the extent the estimates are correct, we may not be successful in achieving revenues from any such drugs, as the successful marketing of any approved drugs will be subject to strong competition within the health care industry and patient and physician acceptance of our drugs as safe, affordable and effective. To date, we have incurred operating losses since our inception, and our ability to successfully develop and market drugs may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our most recent Annual Report on Form 10-K and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.

© 2013 Galectin Therapeutics NASDAQ:GALT 2

What We Do

Galectin Therapeutics

Clinical stage biopharmaceutical company targeting fibrotic diseases and cancer with novel compounds that inhibit galectin proteins

Galectin proteins are important in the development and promotion of many fibrotic and neoplastic diseases

Currently in clinical trials with 2 compounds

GR-MD-02 for the indication of NASH (Fatty Liver Disease) with advanced liver fibrosis: Phase 1

GM-CT-01 targeting cancer, enhance ability of immune system to kill cancer cells: Phase 2a clinical trial in combination with peptide vaccine for advanced melanoma

© 2013 Galectin Therapeutics NASDAQ:GALT 3

Investment Highlights

Galectin Therapeutics

Proprietary Compounds

First in class, proprietary compounds that inhibit galectin proteins

Complex carbohydrate drugs with favorable safety profile

GR-MD-02: Potential to treat non-alcoholic steatohepatitis (NASH) and other causes of liver fibrosis

GM-CT-01: Potential to enhance cancer immunotherapy

Validated Science

Pre-clinical models show galectins are critical targets for intended diseases with mechanisms that would be novel in the market

Large Market Opportunities

NASH and liver fibrosis indications would be first therapies for completely unmet medical needs, representing a multi-billion dollar market

Enhancing the ability of immune system to kill cancer cells is synergistic with many current and experimental therapies

Intellectual Property

Strong patent position

Sole ownership of compounds in development

No licenses granted

Experienced Management Team

Management team has collective experience in multiple biotech and pharmaceutical companies and relevant scientific areas

© 2013 Galectin Therapeutics NASDAQ:GALT 4

Key Facts

Galectin Therapeutics

Trading Symbol NasdaqCM: GALT

Corporate Headquarters Norcross, GA

Stock Price (3-6-2013); 52 Week Range $3.66 $1.60 - $6.00

Shares Outstanding (3-6-2013) 16.1 million

Daily Volume (50-day average at 3-6-2013) 60,862

Market Capitalization (2-15-2013) $58.44 million

Revenue TTM N/A

Debt (9-30-12) $0

Cash & Equivalents (9-30-12) $11.1 million

2013 Estimated Cash Burn Funded through 2013

Enterprise Value (3-6-2013) $67.6 million

Fiscal Year Ends December 31th

Accounting Firm McGladrey LLP

© 2013 Galectin Therapeutics NASDAQ:GALT 5

Galectin Therapeutics

Science of Galectins

Galectin Function

Galectin Inhibitors

Liver Fibrosis

Mechanism of Action

Regulatory and Clinical Plan

Competitive Positioning

Immune Enhancement in Cancer Therapy

Mechanism of Action

Regulatory and Clinical Plan

Competitive Positioning

© 2013 Galectin Therapeutics NASDAQ:GALT 6

Galectin Proteins Are Critical Participants In Pathogenesis of Many Fibrotic and Neoplastic Diseases

Galectin Therapeutics

Secreted Galectin Proteins*

Bind to cell surface and matrix glycoproteins (galactose residues)

Modulate cell signaling

Promote cell-cell interactions

Promote cell-matrix interactions

Markedly Increased in:

1. Inflammation

2. Fibrosis

3. Cancer

GALECTINS PROMOTE PATHOLOGY

Galectin-3 is most prominent galectin secreted in disease

*Secreted in small amounts normally by a number of cells, predominantly macrophages

For more detail on science of galectins go to website: http://bit.ly/Z1z0OD

© 2013 Galectin Therapeutics NASDAQ:GALT

Galectin Inhibitors: A New Class of Pathology Modulators

CONFIDENTIAL

Galectin Proteins

Galectin Inhibitor

Novel complex carbohydrate drugs that target secreted and membrane-associated galectins by virtue of high molecular weight

Strongest binding to galectin-3, most prominent galectin in disease processes

Binding to galectins disrupts function and modulates multiple cellular pathways in pathology representing a new class of therapeutic agents.

Low toxicity potential as a carbohydrate with no toxic metabolites

Two classes of compounds under development, GM-CT and GR-MD; strong patent portfolio; company owned, no licenses.

Discovery program underway to identify synthetic carbohydrate drugs

© 2013 Galectin Therapeutics NASDAQ:GALT 8

Regulatory Status of Drugs

CONFIDENTIAL

GM-CT-01

IND for use in combination with cancer chemotherapy

IMPD for use in melanoma in combination with peptide vaccine

Has been shown generally safe in over 100 human subjects

GMP API and GMP drug product in large supply; Drug Master File on file with FDA

GR-MD-02

IND submitted January 2013 for use in patients with non-alcoholic steatohepatitis (NASH) with advanced fibrosis

Pharmacology, pharmacokinetics, toxicology, and safety pharmacology support advancement into clinical trials

GMP API and GMP drug product in place for phase 1 clinical trial

Received OK from FDA to proceed with Phase 1 clinical trial

For more on compounds and discovery program go to website: http://bit.ly/ZiqEk4

© 2013 Galectin Therapeutics NASDAQ:GALT 9

Science of Galectins

Galectin Function

Galectin Inhibitors

Liver Fibrosis

Mechanism of Action

Regulatory and Clinical Plan

Competitive Positioning

Immune Enhancement in Cancer Therapy

Mechanism of Action

Regulatory and Clinical Plan

Competitive Positioning

© 2013 Galectin Therapeutics NASDAQ:GALT 10

Galectin-3 Is A Critical Protein Target For Therapy of Liver Fibrosis

Galectin-3 is produced in large amounts by fibrotic liver (animal and human)

Galectin-3 is essential in mice for the development of liver fibrosis

Fibrosis due to toxin exposure or fatty liver does not occur in mice that lack the galectin-3 gene

Galectin inhibitors reverse experimental fibrosis in rats induced by both fibrosis and fatty liver (Galectin data)

Galectin-3 is also critical for fibrosis in other tissues including kidney, lung, and heart.

To review data and literature in more detail go to website: http://bit.ly/14xDpKJ

© 2013 Galectin Therapeutics NASDAQ:GALT 11

NASH and Liver Fibrosis are Multi-Billion Dollar Markets In US Alone

The ONLY current therapy for advanced fibrosis (cirrhosis) is liver transplantation

No approved medical therapy for fibrosis

While there are treatments for some underlying etiologies (Hepatitis C and B), there is no approved therapy for NASH

Transplants (6,291*)

Wait List (17,000**)

Death From Cirrhosis (44,677#)

Cirrhosis (400,000##)

NASH: 9-15 Million& Hepatitis C, Hepatitis B, Alcohol

* Performed in US in 2010 (UNOS)

* * Prevalence in US 2010 (UNOS)

#Deaths in 1998 (AASLD Workshop, 2001)

##Prevalence in US 1976-1980 (NIDDK)

&Prevalence in US 2011 (NIH)

© 2013 Galectin Therapeutics NASDAQ:GALT 12

GR-MD-02 markedly improved NASH activity score and eliminated fibrosis in a mouse model of NASH

Liver Comparison

Liver Collagen Comparison

Vehicle x200

GR-MD-02 x200

Vehicle x200

GR-MD-02 x200

Quantitative Assessment of NASH Activity Quantitative Assessment of Collagen

NAFLD Activity score 7 6 5 4 3 2 1 0 P<0.01 Vehicle GR-MD-02

Sirius red-positive area (%) 1.25 1.00 0.75 0.50 0.25 0.00 P<0.001 Vehicle GR-MD-02

© 2013 Galectin Therapeutics NASDAQ:GALT 13

Treatment with GR-MD-02 Markedly Reduces Galectin-3 in NASH Mice

Immunohistochemistry for detection of Galectin-3 (Galectin-3 detected with brown stain)

Vehicle

x200

GR-MD-02

x200

© 2013 Galectin Therapeutics NASDAQ:GALT

Galectin Inhibitor GR-MD-02 Effectively Treats Toxin-Induced Liver Fibrosis in Rats

Liver fibrosis induced in all rats by injection of chemical toxin (thioacetimide) for 8 weeks

Treatment with vehicle alone for four weeks (Control) shows robust fibrosis

Treatment with GR-MD-02 for four weeks shows dramatic regression of fibrosis

Galectin Therapeutics Data

© 2013 Galectin Therapeutics NASDAQ:GALT

Targeting Anti-Galectin Therapy In The Progression of NASH

Decades

Development of Obesity

Insulin Resistance/Diabetes

Steatosis (fatty liver)

NASH

Fibrosis

Cirrhosis

Because of effect on inflammation in NASH and ability to reduce existing fibrosis, our clinical program will target NASH patients with advanced fibrosis

© 2013 Galectin Therapeutics NASDAQ:GALT

NASH Development Program: GR-MD-02

Galectin Therapeutics



2012
2013
2014
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
IND (FDA; proceed with phase 1)
NASH
Pre-Clinical Completed
Phase 1 NASH trial
First patient enrolled
Top line results
Phase 2 NASH Trial (timing to be determined)

Fast Track Designation to be filed; Breakthrough Designation application following Phase 1

Phase 1 Trial:
Patient Inclusion: Biopsy proven NASH with advanced fibrosis
Design: Four weekly IV doses per cohort with escalation to target dose
Primary Endpoint: Patient safety
Secondary Endpoints: Serum biomarkers to assess for pharmacodynamic effect; can provide some evidence of efficacy

Phase 2 Trial:
Patient Inclusion: Biopsy proven NASH with advanced fibrosis
Design: Randomized, controlled, double blinded study with at least six months of therapy
Primary Endpoint: Liver biopsy evaluated for percent area collagen
Secondary Endpoints: Safety; Serum biomarkers, MR-fat and elastography

© 2013 Galectin Therapeutics
NASDAQ:GALT
17

Galectin Therapeutics

Competition in NASH

Most drugs in development focus on improving NASH activity score (fat, inflammation, and cell death)

Minimal or boarder line results with PPAR agonists (pioglitazone), Vitamin E, pentoxyiphlline.

Raptor Pharmaceuticals: cysteamine in adolescent NASH (P2)

Intercept Pharmaceuticals: Obeticholic acid (P2)

Mochida: ethyl icosapentate (P2)

Few companies are focused on fibrosis which is the key cause of liver failure in patients

Gilead: Lysyl oxidase-like-2 mAb (GS-6624); Initiated Phase 2 trials in 2012 in patients with NASH and fibrosis, top line data Q3 2015

Galectin: GR-MD-02

© 2013 Galectin Therapeutics NASDAQ:GALT 18

Galectin Therapeutics

Science of Galectins

Galectin Function

Galectin Inhibitors

Liver Fibrosis

Mechanism of Action

Regulatory and Clinical Plan

Competitive Positioning

Immune Enhancement in Cancer Therapy

Mechanism of Action

Regulatory and Clinical Plan

Competitive Positioning

© 2013 Galectin Therapeutics NASDAQ:GALT 19

The Vast Majority of Cancers Secrete Large Amounts of Galectins Which Have Multiple Roles in Tumor Pathogenesis

Galectin Therapeutics

Tumor cell invasion: extracellular matrix adhesion & detachment

Metastasis: cell invasion and migration

Angiogenesis

Tumor immunity has recently been shown to be critically affected by galectins

The “Galectin Effect” protects tumors from immune system

© 2013 Galectin Therapeutics NASDAQ:GALT

Tumors Evade the Immune System Using the “Galectin Effect” and GM-CT-01 Reverses This Effect

Galectin Therapeutics

Galectin-3 secreted by tumor cells binds to surface of T-cells and inhibits cytokine secretion

Treatment with GM-CT-01 blocks Galectin-3 and restores T-cell cytokine secretion and tumor killing

To review data and literature in more detail go to website: http://bit.ly/YD3zuM

Experiments performed by Dr. Pierre van der Bruggen of the Ludwig Institute in Brussels,

Belgium in collaboration with Galectin Therapeutics

© 2013 Galectin Therapeutics

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Galectin Therapeutics

Preclinical efficacy and clinical safety data sufficient to obtain an IMPD for treatment of metastatic melanoma to test the efficacy of blocking the “Galectin Effect”

Melanoma “Proof of Concept” Trial: Patients: Metastatic melanoma

Design: Two stage Phase 2a (6x2 cohorts in stage 1 and 23x2 cohorts in stage 2) Regimen: Prime with melanoma specific peptide vaccine then treat with GM-CT-01 Endpoint: Partial or complete response by imaging Study site: Ludwig Institute, Brussels Belgium Study funding: Ludwig Institute

Group 2 patients have additional injection of GM-CT-01 in cutaneous tumors

More information available on clinicaltrials.gov: http://1.usa.gov/ZiHQpO

© 2013 Galectin Therapeutics

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Tumor Immune Enhancement Development Program


2012
2013
2014
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
GM-CT-01
Phase I/II Melanoma Trial*
Top line results in Stage 1**
Stage 2 TBD

Pursue Partnering Discussions

At conclusion of Stage 1 of study:

- Continue to Stage 2 with some efficacy
- Consider Phase 2b controlled trial with strong efficacy
- Seek partnership with company with marketed or late stage cancer immunotherapy

*Conducted in Belgium under an IMPD. Not conducted under FDA IND, but there is an open IND for GM-CT-01

** Estimate of Stage 1 results modified because of slow recruitment; only one site active; 5 patients enrolled

© 2013 Galectin Therapeutics

NASDAQ:GALT
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Immune Enhancement by Blocking “Galectin Effect” is Synergistic With Many Emerging Cancer Immunotherapies

Galectin Therapeutics

Enhancing the ability of the immune system to recognize and kill tumor cells is a very active area in the personalized approach to cancer therapy

Two agents have been approved for use to date, more vaccines and activators in development

Dendritic cell vaccine: Provenge® (Dendreon)

T-cell activator (CTLA4 receptor mAb): Yervoy® (Ipilimumab, BMS)

Our compound reverses the “Galectin Effect” by which tumors inhibit the immune system and may be synergistic with all tumor immunotherapies

While tumor vaccines are patient and tumor specific, reversal of the “Galectin Effect” appears to be universal

The tumor vaccine market is forecast to be over $7 billion by 2015

© 2013 Galectin Therapeutics

24 NASDAQ:GALT

Key Company Milestones: 12 months

Galectin Therapeutics

NASH with Advanced Fibrosis (Fatty Liver Disease)

3/1/13: FDA provided OK to proceed with human studies

5/13: Initiate Phase 1 NASH with advanced fibrosis trial

Q1 2014: Phase 1 NASH trial results

Q2 2014: Initiate Phase 2 NASH trial

Top line data from Phase 2 trial TBD based on design

Cancer Immunotherapy

Phase 2a metastatic melanoma trial, first patient infused 5/12

Five patients currently enrolled; stage 1 data likely available by end of Q2 2013

© 2013 Galectin Therapeutics

25 NASDAQ:GALT

Galectin Therapeutics

Investment Highlights

Proprietary Compounds

First in class, proprietary compounds that inhibit galectin proteins

Complex carbohydrate drugs with favorable safety profile

GR-MD-02: Potential to treat non-alcoholic steatohepatitis (NASH) and other causes of liver fibrosis

GM-CT-01: Potential to enhance cancer immunotherapy

Validated Science

Pre-clinical models show galectins are critical targets for intended diseases with mechanisms that would be novel in the market

Large Market Opportunities

NASH and liver fibrosis indications would be first therapies for completely unmet medical needs, representing a multi-billion dollar market

Enhancing the ability of immune system to kill cancer cells is synergistic with many current and experimental therapies

Intellectual Property

Strong patent position

Sole ownership of compounds in development

No licenses granted

Experienced Management Team

Management team has collective experience in multiple biotech and pharmaceutical companies and relevant scientific areas

© 2013 Galectin Therapeutics NASDAQ:GALT 26

Galectin Therapeutics

Appendix

© 2013 Galectin Therapeutics

NASDAQ:GALT

Galectin Therapeutics

Experienced Management Team

Peter G. Traber, MD President, CEO, CMO

Over 25 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine, management and leadership, and business development. Medical expertise in liver disease

GlaxoSmithKline (CMO), Un of Pennsylvania (CEO), Baylor College of Medicine (CEO)

Harold H. Shlevin, PhD COO

Over 25 years of senior management experience in the development and commercialization of pharmaceuticals, diagnostics and vaccines

Solvay Pharmaceuticals (CEO), CIBA Vision Ophthalmics (co-founder), Tikvah Therapeutics (Founder, CEO), Georgia Institute of Technology’s Advanced Technology Development Center, Altea Therapeutics Corporation

Eliezer Zomer, PhD EVP, Product Development

Over 30 years experience in biotechnology engineering and regulatory in pharmaceuticals and diagnostics.

Koor Biotechnologies, Charm Sciences, Glycogenesis , HU Medical School (Jerusalem), Harvard University

Thomas A. McGauley CFO (acting)

Over 10 years in accounting and finance with life science and technology companies

PricewaterhouseCoopers, Pro-Pharmaceuticals, deCode Genetics

J. Rex Horton Executive Director, Regulatory Affairs and Quality Assurance

Over 20 years of experience working in the biotech and life sciences industries, regulatory affairs and manufacturing.

Solvay Pharmaceuticals, Chelsea Therapeutics, Georgia Institute of Technology.

© 2013 Galectin Therapeutics

NASDAQ:GALT

Galectin Therapeutics

CONFIDENTIAL

Galectin Proteins Promote Interactions Between Glycoproteins with Terminal Galactose Residues

TYPE STRUCTURE GALECTIN

One-CRD 1,2,5,7,10,11,13,14,15

3

Two-CRD 4,6,8,9,12

Carbohydrate Recognition Domain

Galactose-containing oligosaccharides

One-CRD galectins (dimer)

Galectines-3 (oligomers)

Two-CRD galectins

cell–cell and

cell–matrix interactions

lattice formation

outside cell

Inside cell

signal transduction

Galectin proteins have both intracellular and extracellular functions

© 2013 Galectin Therapeutics

NASDAQ:GALT

Galectin Therapeutics

CONFIDENTIAL

Rationale for Galectin Protein Targeting with Complex Carbohydrate Agents

The theoretical basis for complex carbohydrate drugs is that terminal galactose residues bind to galectin proteins in the context of a macromolecular structure, similar to the situation with glycoproteins

Galactomannan (GM-CT-01)

Galacto-Rhamnoglucuronate (GR-MD-02)

© 2013 Galectin Therapeutics

NASDAQ:GALT

Intellectual Property

Galectin Therapeutics

GM-CT Class (current NCE is GM-CT-01)

US Composition of matter patent Issued 2011 (expires 2023)

Five US issued method of use patents in combination with cancer therapy for increased efficacy and reduced side effects

International Patents: 14 granted and 5 pending

Method of use in liver fibrosis issued 2012 (expires 2026)

Method of use in NASH patent pending (priority 2011)

GR-MD Class (current NCE is GR-MD-02)

Method of use in liver fibrosis patent issued (expires 2026)

Composition of matter patent pending (priority 2011)

Method of use in NASH patent pending (priority 2011)

All intellectual property generated in house with no encumbrances

No established generic pathway for such complex carbohydrate drugs

© 2013 Galectin Therapeutics

NASDAQ:GALT

Inhibition of Gal-3 May Have Multiple Sites of Action in Therapy of NASH

Galectin Therapeutics



Cause of Liver Injury
Mediators
Inflammation
Fibrosis
Resolution
Metabolic Syndrome
Glucose Intolerance
Fat Accumulation
Impaired Lipid Metabolism
Hyperglycemia
Adipocytokines
Free Fatty Acids
T-Cell
Hepatocyte
Bile Duct Cell
Macrophage
Gal-3
Gal-3
Gal-3
Lipo-peroxidation Products
Release of multiple inflammatory cytokines, including TGF-β1, a critical mediator of fibrosis
Quiescent
Activated
Stellate Cell
Gal-3
Cytokines
Inflammation ceases
ECM Dissolution
MMPs
Extracellular Matrix
Stellate Cells
Macrophages

Galectin	GR-MD-02
Gal-3 expression and activation of macrophages	Reduces Gal-3 and activation of macrophages; changes in macrophage subtypes?
Scavenger receptor increases cellular uptake of toxic products	Inhibit scavenger mechanism and reduce cellular toxicity
Increases TGF-β1 receptor signaling	Reduce cell membrane TGF-β1 receptor activity
Promotes activation of stellate cells to myofibroblasts	Reduces activation of stellate cells
	? Effect on ECM dissolution; Macrophages

© 2013 Galectin Therapeutics
NASDAQ:GALT

32

Examples of Therapeutic Approaches Under Investigation for Therapy of NASH

Galectin Therapeutics

General Mechanism	Examples	Comments
Obesity	• Lifestyle, dieting	• Can be beneficial; not effective in advanced NASH
Treat Diabetes and Insulin Resistance	• Pioglitazone	• Failed to achieve significant endpoints in phase 2 and phase 3 clinical trials, but some evidence of effect
Lipid Metabolism	• Aramchol & others	• Cholesterol inhibition, no clinical results
Modulate the Immune System	• EGS21 (Enzo) • Pentoxifylline	• Abandoned after phase 2 trial • Non significant phase 3 results
Protease Inhibition	• GS-9450 (Gilead)	• Liver toxicity in phase 2: abandoned
Bile salt metabolism	• Colesevelam • Obeticolic acid	• Intestinal bile salt binder, Phase 2 trial failed • FXR agonist; Phase 2 coming to conclusion
Anti-Oxidant / toxin metabolism	• Vitamin E • MND-21 (Mochida) • Cysteamine	• Effective in NASH score in phase 3, but not fibrosis • Omega-3 fatty acid (phase 2 trial) • Phase 2 trial in adolescents underway
Anti-collagen cross-linking	• Lysyl oxidase-like-2 mAb (GS-6624, Gilead)	• Initiated Phase 2 trials in 2012 in patients with NASH and fibrosis, top line data Q3 2015.

- GR-MD-02 is well positioned with respect to competition
  - Most attractive mechanism: multiple sites of action in disease
  - Independent of hyperglycemia or hyperlipidemia
  - May reverse established fibrosis
  - Low toxicity potential as a carbohydrate with no toxic metabolites

© 2013 Galectin Therapeutics
NASDAQ:GALT

33

Galectin Therapeutics

Other companies with galectin inhibitor programs

Galecto Biotech AG (Sweden): Discovery phase focusing on modified disaccharide molecule inhibitors. Development program focused on lung fibrosis.

LaJolla Pharmaceuticals (CA): In Jan. 2012, they purchased GCS-100 from Solana Therapeutics (formally Prospect Therapeutics, formally Glycogenesis). GCS-100 is a natural product compound with claims for binding galectins; focused on blood cancers; significant side effects reported; now progressing in development for cancer and kidney fibrosis

Mandel Med (Oakland, CA): Truncated galectin-3 protein; not progressed into human trials and no active program currently

© 2013 Galectin Therapeutics

NASDAQ:GALT

Capitalization

Galectin Therapeutics

Common Stock

Shares (9/30/12)

Common Shares 15,966,437

Preferred Series A (converted) 260,430

Preferred: Series B (converted) 2,000,000

Preferred: Series C (converted) 366,680

Warrants: Series B* 5,000,000

Other Warrants** 2,424,241

Options Outstanding*** 3,541,630

Total Outstanding 29,559,418

* Exercise Price: $3.00 (all controlled by 10X Fund)

** Weighted Average Exercise Price: $4.97

*** Weighted Average Exercise Price: $5.88

© 2013 Galectin Therapeutics NASDAQ:GALT

Total Outstanding

Management, Officers and Directors

10X Fund (includes Series B Shares)

Series A Shares

Series C Shares

Other Warrants and Options

Publicly Traded Warrants

Public Float